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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                           Date of Report (Date of earliest event reported): June 19, 2021

ITRONICS INC.

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                                                                                            Texas                                                                             33-18582                                                                        75-2198369

                                                                          (State or other jurisdiction                                                         (Commission File                                                                    (IRS Employer

                                                                                     of incorporation)                                                                   Number)                                                                        Identification No.)

6490 So. McCarran Boulevard, Building C, Suite 23 Reno, Nevada                      89509

           (Address of Principal Executive Offices) Zip Code

Registrant’s telephone number, including area code: (775) 689-7696

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02: Departure of Certain Officers

Effective June 19, 2021 Declan Costelloe resigned his position of Vice President Corporate Development to pursue other challenges. He will continue to serve the Company in a consulting role.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITRONICS INC.

(Registrant)

Date: June 23, 2021                                                                                                                                                      By: /S/ John W. Whitney

                                                                                                                                                                                        John W. Whitney

                                                                                                                                                                                        President, Treasurer and Director

                                                                                                                                                                                        (Principal Executive and Financial

                                                                                                                                                                                        Officer)